Exhibit 10.8

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of 8th day of June, 2007 by BEHRINGER HARVARD SANTA CLARA M, LLC, a Delaware limited liability company, having an office at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Borrower”), in favor of CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having its place of business at 388 Greenwich Street, 11th Floor, New York, NY 10013, as Lender (collectively, with its successors and assigns the “Lender”).

RECITALS

WHEREAS, CITIGROUP GLOBAL MARKETS REALTY CORP., as mortgage lender (“Mortgage Lender”) has made a loan in the principal amount of $59,500,000.00 evidenced by a Promissory Note dated the date hereof (the “Mortgage Note”), and Mortgage Borrower has granted the Mortgage Lender a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”) on, among other things, the real property as more fully described therein (the “Property”);

WHEREAS, Borrower owns the applicable membership interests, partnership interests and capital stock described on Schedule II attached hereto;

WHEREAS, Borrower has requested Lender to make a loan to it in the principal amount of $20,000,000.00 (the “Loan”) evidenced by the Note (as defined in the Loan Agreement (defined below)); and

WHEREAS, it is a condition precedent to the obligation of Lender to make the Loan to Borrower, as borrower under the Loan Agreement, that Borrower shall have executed and delivered this Agreement to Lender;

NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loan and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees with Lender as follows:

1.             Defined Terms.  As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below.  All other capitalized terms not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement or, if not defined therein, in the hereinafter referred to Code:

“Agreement” means this Pledge and Security Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Borrower” shall have the meaning set forth in the Preamble hereto.

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York or the State of Delaware, as applicable.

“Collateral” shall have the meaning set forth in Section 2 hereof.

“Delivered Certificates” shall have the meaning set forth in Section 4 hereof.

“Debt” shall have the meaning set forth in the Loan Agreement.

“Event of Default” shall have the meaning set forth in the Loan Agreement.

“GP Pledgor” shall mean Behringer Harvard Santa Clara GP, LLC, general partner of Mortgage Borrower.

“Issuer” shall have the meaning set forth in the definition of “Pledged Interests.”

“Issuer Formation Agreement” means the Organizational Documents of each respective Issuer.

“Lender” shall have the meaning set forth in the Preamble hereto.

“Lien” shall have the meaning set forth in the Loan Agreement.

“Loan” has the meaning ascribed to such term in the Recitals.

“Loan Agreement” means the Mezzanine Loan Agreement of even date herewith between Borrower and Lender.

“Loan Documents” means the Note, the Loan Agreement, this Agreement, the UCC-1 Financing Statements and the other documents and instruments entered into in connection with the Loan.

“Mortgage” has the meaning ascribed to such term in the Recitals.

“Mortgage Borrower” has the meaning ascribed to such term in the Recitals.

“Mortgage Borrower Company Agreement” means Organizational Documents of Mortgage Borrower.

“Mortgage Lender” shall have the meaning set forth in the Recitals hereto.

“Organizational Documents” shall mean (i) with respect to a corporation, such Person’s certificate of incorporation and by laws, and any shareholder agreement, voting trust or similar arrangement applicable to any of such Person’s authorized shares of capital stock, (ii) with respect to a partnership, such Person’s certificate of limited partnership, partnership agreement, voting trusts or similar arrangements applicable to any of its partnership interests, (iii) with respect to a limited liability company, such Person’s certificate of formation, limited liability company agreement or other document affecting the rights of holders of limited liability company interests, and (iv) any and all agreements between any constituent member, partner or shareholder of the Person in question, including any contribution agreement or indemnification agreements.

“Pledged Interests” means, with respect to Borrower, all limited liability company membership interests, partnership interests, capital stock or other equity interests of, and all other right, title and interest now owned or hereafter acquired by Borrower in and to, each entity described on Schedule II attached hereto (each such entity, individually or collectively, as the context may require, the “Issuer”), together with (a) all additional membership interests, partnership interests, capital stock or other equity interests in, each Issuer and options, warrants, and other rights now or hereafter acquired by Borrower in respect of such membership interests, partnership interests, capital stock or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of each Issuer or otherwise) and all other property, rights or instruments of any description at any time issued or issuable as an addition to or in substitution for such membership interests, partnership interests, capital stock or other equity interests; (b) all certificates, instruments, or other writings representing or evidencing interests in each Issuer, and all accounts and general intangibles arising out of, or in connection with, the interests in any Issuer; (c) any and all moneys or property due and to become due to Borrower now or in the future in respect of the interests in each Issuer, or to which Borrower may now or in the future be entitled in its capacity as a member, partner, shareholder or other equity holder of the Issuers, whether by way of a dividend, distribution, return of capital or otherwise; (d) all other claims which Borrower now has or may in the future acquire in its capacity as a member, partner, shareholder or other equity holder of any Issuer against any Issuer and its property; and (e) all rights of Borrower under each Issuer Formation Agreement applicable to each Issuer (and all other agreements, if any, to which Borrower is a party from time to time which relate to its ownership of the interests in each Issuer), including, without limitation, all voting and consent rights of Borrower arising thereunder or otherwise in connection with Borrower’s ownership of the interests in each Issuer.

“Proceeds” shall mean (i) Borrower’s share, right, title and interest in and to all distributions, monies, fees, payments, compensations and proceeds now or hereafter becoming due and payable to Borrower by any Issuer with respect to the Pledged Interests whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code; (ii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of Borrower relating to the foregoing; and (iii) all cash or non-cash proceeds of any of the foregoing.

“Property” shall have the meaning set forth in the Recitals hereto.

(i)            The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(ii)           The word “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”

2.             Pledge; Grant of Security Interest.  Borrower, hereby pledges and grants to Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of Borrower’s right, title and interest to the following (the “Collateral”):

(i)            all Pledged Interests;

(ii)           all right, title and interest of Borrower in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Interests and any other Collateral;

(iii)          all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Code) constituting or relating to the foregoing; and

(iv)          any Net Liquidation Proceeds After Debt Service; and

(v)           to the extent not otherwise part of the Pledged Interests, all Proceeds, income and profits thereof and all property received in exchange or substitution thereof, of any of the foregoing property of Borrower.

Each Issuer has evidenced its acknowledgement and consent to the pledge and grant given hereby, by execution and delivery of an Acknowledgement and Consent in the form attached hereto as Exhibit A.

3.             Reserved.

4.             Representations and Warranties.  Borrower represents and warrants as of the date hereof that:

(a)           no authorization, consent of or notice to any other Person (including, without limitation, any member, partner, shareholder or creditor of Borrower or Issuer) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by Borrower of any of the Collateral to Lender or the subsequent transfer thereof by Lender pursuant to the terms hereof;

(b)           the Pledged Interests constitute all the limited partnership interests in Mortgage Borrower and all membership interests in GP Pledgor;

(c)           Borrower is the sole record and beneficial owner of, and has good title to, the Pledged Interests free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement and the Pledged Interests have not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(d)           Upon the filing of the UCC-1 financing statement referred to in Section 12 with the Delaware Secretary of State and the delivery of the Delivered Certificates to Lender, the Lien granted pursuant to this Agreement will constitute a valid, perfected Lien on the Collateral and related Proceeds in such jurisdiction, enforceable against all creditors of Borrower and any Persons purporting to purchase any Collateral and related Proceeds from Borrower, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally.

(e)           the principal place of business and chief executive office of Borrower is located at address set forth on Schedule I attached hereto;

(f)            the exact legal name of Borrower is set forth on Schedule I attached hereto;

(g)           Borrower is organized under the laws of the State of Delaware;

(h)           other than those certificates delivered to Lender pursuant to this Agreement, copies of which are attached hereto as Schedule IV (the “Delivered Certificates”), there currently exist no certificates, instruments or writings representing the Pledged Interests (other than with respect to any pledge of capital stock hereunder) except for the Mortgage Borrower Company Agreement.  However, to the extent that in the future there exist any such certificates, instruments or writings, Borrower shall deliver all such certificates, instruments or writings to Lender;

(i)            the equity interests in Mortgage Borrower have been validly issued and fully paid for as provided in the Mortgage Borrower Company Agreement;

(j)            there are no options, warrants or other agreements (other than the applicable Issuer Formation Agreement) with respect to the Collateral outstanding;

(k)           with respect to any Issuer that is a corporation, simultaneously with the delivery of this Agreement, Borrower is delivering to Lender all instruments and stock certificates representing the Collateral, together with stock powers duly executed in blank by Borrower;

(l)            Schedule I states Borrower’s (1) name as indicated on the public record in Borrower’s jurisdiction of organization, (2) type of entity, (3) organizational identification number, (4) principal place of business and chief executive office, (5) jurisdiction of incorporation or formation, (6) name under which Borrower does business, if other than its legal name, (7) address for the past six years, or if less, the date since which it has been so located; and

(m)          All Collateral which constitutes a “security” (under the applicable version of the Code) has been delivered to Lender.

5.             Covenants.  Borrower covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full:

(a)           Acknowledgements of Parties.  If Borrower shall, as a result of its ownership of the Pledged Interests, become entitled to receive or shall receive a limited partnership certificate or a membership certificate in GP Pledgor (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Interests, or otherwise in respect thereof, Borrower shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by Borrower to Lender, if required, together with an undated membership interest power covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt.  Any sums paid upon or in respect of the Pledged Interests upon the liquidation or dissolution of Mortgage Borrower shall be paid over to Lender to be held by it hereunder as additional security for the Debt, and in case any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of Mortgage Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof, as additional security for the Debt.  If any sums of money or property so paid or distributed in respect of the Pledged Interests shall be received by Borrower, Borrower shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Borrower, as additional security for the Debt.

(b)           Without the prior written consent of Lender, Borrower shall not, directly or indirectly (i) vote to enable, or take any other action to permit, Mortgage Borrower to issue any equity interests or to issue any other securities convertible into or granting the right to purchase or exchange for any equity interests in the Mortgage Borrower, or (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement.  Borrower shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

(c)           At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower shall promptly and duly give, execute, deliver file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including without limitation filing UCC financing or continuation statements, provided that the amount of the Debt shall not be increased thereby.  Borrower hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Borrower to the extent permitted by law.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(d)           Borrower shall not amend or modify the Mortgage Borrower Company Agreement in any respect other than in accordance with the Loan Agreement.

(e)           Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Pledged Interests and such other reports in connection with the Pledged Interests as Lender may reasonably request, all in reasonable detail.

(f)            Borrower will not (A) change the location of its chief executive office or principal place of business from that specified in Schedule I, or (B) change its name, identity or structure, or (C) reorganize under the laws of another jurisdiction, unless (i) it shall have given thirty (30) days’ prior written notice to such effect to Lender,  (ii) all action reasonably necessary or advisable, in Lender’s reasonable opinion, to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Pledged Interests shall have been taken and (iii) it shall have provided Lender with an updated “Eagle 9” UCC Policy or other comparable UCC insurance policy or endorsement to the existing UCC insurance polcy acceptable to Lender.

(g)           Borrower shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(h)           With respect to any Pledged Interests that are not capital stock in a corporation, Borrower shall not opt out of Article 8 of the Code without Lender’s prior written consent.

(i)            Borrower shall not enter into any agreement whereby it transfers or cedes its voting rights in any Issuer or otherwise restricts its voting rights in any way.

(j)            Borrower shall promptly deliver to Lender, or cause the Issuer or any other entity issuing the Collateral to deliver directly to Lender, share certificates or other instruments representing any Collateral acquired or received after the date of this Pledge Agreement with a stock or bond power duly executed by such Borrower substantially in the form attached Schedule III. If at any time Lender notifies such Borrower that it requires additional stock or bond powers endorsed in blank, such Borrower shall promptly execute in blank and deliver the requested stock power to the requesting party.

(k)           Borrower shall notify Lender of any contemplated change to the information provided on Schedule I hereof, at least thirty (30) days prior to such change taking effect.

6.             Certain Understandings of Parties; Registration of Pledge; Control of Pledged Collateral, Etc.

(a)           The parties acknowledge and agree that each of the Pledged Interests is a “security” (as defined in Section 8-102(a) and Section 8-103 of the Code).  The parties further acknowledge and agree that the Pledged Interests are not and will not be investment securities within the meaning of Section 8-103 of the Code.

(b)           Registration of Pledge; Control of Collateral.  Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Interests concurrently with the execution and delivery of this Agreement, Borrower shall send written instructions in the form of Exhibit B hereto to Issuer, and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which the Issuer will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Interests without further consent of Borrower or any other Person.  Notwithstanding anything in this paragraph, neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

(c)                                  In the event that Lender assigns its interest in the Loan in accordance with the Loan Agreement, Borrower will promptly execute and deliver or cause Mortgage Borrower to execute and deliver, as applicable, revised versions of the documents attached as Exhibits A-C in favor of the assignee thereof.

(d)                                 Irrevocable Proxy.  Solely with respect to Article 8 Matters, Borrower hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Borrower’s true and lawful proxy, for and in Borrower’s name, place and stead to vote the Pledged Interest in Issuer by Borrower, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters.  The proxy granted and appointed in this Section 6(d) shall include the right to sign Borrower’s name (as a member of Issuer) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Interests that applicable law may permit or require, to cause the Pledged Interest to be voted in accordance with the preceding sentence.  Borrower hereby represents and warrants that there are no other proxies or powers of attorney with respect to an Article 8 Matter and the Pledged Interest that Borrower may have granted or appointed.  Borrower will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Interest with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

As used herein, “Article 8 Matter” means any action, decision, determination or election by Issuer or its member(s) that its membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election.

The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations.

7.                                       Cash Dividends; Voting Rights.  Unless an Event of Default shall have occurred and be continuing, Borrower shall be permitted to receive all profits, losses, income, surplus, return on capital and equity interest distributions paid in the normal course of business of Mortgage Borrower and to exercise all voting, consent, administration, management and other powers, rights and remedies of Borrower with respect to the Pledged Interests, provided that no vote shall be cast or right exercised or other action taken which, would result in a default of any provision of the Loan Agreement, the Note, this Agreement or any other Loan Documents.

8.             Rights of Lender.

(a)           If an Event of Default shall occur and be continuing, Lender shall have the right to receive any and all income, distributions, proceeds or other property received or paid in respect of the Pledged Interests or other Collateral and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect, in accordance with the Loan Documents.  If an Event of Default shall occur and be continuing, then all such Pledged Interests at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting and all equity and other rights pertaining to the Pledged Interests and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Mortgage Borrower or upon the exercise by Borrower or Lender of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it or as otherwise required under Section 9-207 of the UCC with respect to property in a secured party’s possession, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)           The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Borrower or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto.  Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c)           Upon satisfaction in full of the Debt and payment of all amounts owed on the Note, Lender’s rights under this Agreement shall terminate and Lender shall execute and deliver to Borrower, or authorize Borrower to prepare and file without Lender’s signature, where permitted under Applicable Law, UCC-3 termination statements or similar documents and agreements to terminate all of Lender’s rights under this Agreement and all other Loan Documents and to return any shares of capital stock pledged pursuant to the terms hereof and in the possession of Lender.

(d)           Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e)           The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.  Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Lender shall be responsible to Borrower for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

(f)            If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid on demand, shall be payable by Borrower to Lender promptly after demand therefore and shall constitute obligations secured hereby.

9.             Remedies.  If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt, all to the extent permitted by Applicable Law:

(a)           all rights and remedies of a secured party under the Code in effect in each applicable jurisdiction and such additional rights and remedies to which a secured party is entitled at law or in equity, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Borrower agrees to take all such action as may be reasonably appropriate to give effect to such right);

(b)           Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)           Lender in its discretion may, in its name or in the name of Borrower or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

Without limiting the generality of the foregoing but to the extent permitted by Applicable Law, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or otherwise required hereby) to or upon Borrower, Mortgage Borrower or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived to the extent permitted under applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk.  Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice.  Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Borrower, which right or equity of redemption is hereby waived or released.  Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as specified in Section 9-615 of the Code, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Sections 9-610 and 9-615 of the Code, need Lender account for the surplus, if any, to Borrower.  To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except for any claims, damages and demands it may have against Lender arising from the willful misconduct, bad faith or gross negligence of Lender or its affiliates, or any agents or employees of the foregoing.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(d)           The rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity.  To the extent permitted by Applicable Law, all such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

10.           Private Sales.  (a)Borrower recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale.  Lender shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit Mortgage Borrower or Borrower to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Mortgage Borrower or Borrower would agree to do so.

(b)           Borrower further shall use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Interests pursuant to this Section 10 valid and binding and in compliance with any and all other requirements of applicable law.  Borrower further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Borrower, and Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement, or any defense relating to Lender’s willful misconduct, bad faith or gross negligence.

(c)           Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market.  To the extent permitted by Applicable Law, Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale.

(d)           Section 9-610 of the Code states that Lender is able to purchase the Pledged Interests only if they are sold at a public sale.  Lender has advised Borrower that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the Code, yet not public for purposes of Section 4(2) of the Securities Act of 1933.  The Code permits Borrower to agree on the standards for determining whether Lender has complied with its obligations under Article 9.  Pursuant to the Code, Borrower specifically agrees (x) that it shall not raise any objection to Lender’s purchase of the Pledged Interests (through bidding on the obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the Code; (ii) will be considered commercially reasonable notwithstanding that Lender, has not registered or sought to register the Pledged Interests under the Securities Laws, even if Borrower or Mortgage Borrower agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Lender purchases the Pledged Interests at such a sale.

(e)           Borrower agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Interests or other Collateral sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers.  Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Borrower hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:

(i)            Lender conducts the foreclosure sale in the State of New York,

(ii)           The foreclosure sale is conducted in accordance with the laws of the State of New York,

(iii)          Not more than ten (10) days before, and not less than five (5) days in advance of the foreclosure sale, Lender notifies Borrower at the address set forth herein of the time and place of such foreclosure sale,

(iv)          The foreclosure sale is conducted by an auctioneer licensed in the State of New York and is conducted in front of the New York Supreme Court located in New York City or such other New York State Court having jurisdiction over the Collateral on any Business Day between the hours of 9 a.m and 5 p.m.,

(v)           The notice of the date, time and location of the foreclosure sale is published in the New York Times or Wall Street Journal (or such other newspaper widely circulated in New York, New York) for seven (7) consecutive days prior to the date of the foreclosure sale, and

(vi)          Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State of Delaware conducted not later than 20 days and not earlier than 30 days before such notification date.

11.           Limitation on Duties Regarding Collateral.  Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to use reasonable care.  Borrower hereby agrees that Lender shall be deemed to have used reasonable care with respect to Collateral in its possession if it deals with such Collateral in the same manner as Lender deals with similar securities and property for its own account.  Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or otherwise.

12.           Financing Statements; Other Documents.  On the date hereof, Borrower (a) shall deliver to Lender the Delivered Certificates and (b) hereby authorizes Lender to file UCC-1 financing statements with respect to the Collateral.  Borrower agrees to deliver any other document or instrument which Lender may reasonably request with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

13.           Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Lender, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Borrower for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem reasonably necessary or advisable to accomplish the purposes hereof including, without limitation:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)           to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

(d)           to execute, in connection with the sale provided for in Section 9 or 10, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral, including, without limitation, to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the Issuer or other entity issuing such Collateral, to the name of Lender or any nominee; and

(e)           to affix to any certificates and documents representing the Collateral the stock powers delivered with respect thereto.

Lender hereby agrees only to exercise the power of attorney powers set forth in the immediately preceding sentence only upon the occurrence and during the continuation of an Event of Default.

If so requested by Lender, Borrower shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Borrower’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request.

14.           Reserved.

15.           Reserved.

16.           Non-Recourse.  The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Agreement as to the liability of Borrower hereunder to the same extent and with the same force as if fully set forth herein.

17.           Indemnity.  Borrower agrees that the terms and provisions of Section 10.13 of the Loan Agreement are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein.

18.           Construction.  All covenants, representations, terms and conditions contained in this Agreement applicable to Borrower, Issuer, Pledged Interests or any Issuer Formation Agreement shall be deemed to apply to each Borrower, Issuer, Pledged Interests or Issuer Formation Agreement, individually.  It shall constitute an Event of Default (as defined in the Loan Agreement) if any covenant, representation, term or condition contained in this Agreement applicable to Borrower, Issuer, Pledged Interests or Issuer Formation Agreement is breached (beyond any applicable notice and cure periods) with respect to any single Borrower, Issuer, Pledged Interests or Issuer Formation Agreement.

19.           Miscellaneous.

(a)           Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)           Headings.  The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)           No Waiver; Cumulative Remedies.  Lender shall not by any act (except by a written instrument pursuant to Section 19(e)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

(d)           Waivers and Amendments; Successors and Assigns.  None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought.  This Agreement shall be binding upon and shall inure to the benefit of Borrower and the respective successors and assigns of Borrower and shall inure to the benefit of Lender and its successors and assigns; provided no Borrower shall have any right to assign its rights hereunder.  The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee (in accordance with the terms and provisions of the Loan Agreement) to which Lender transfers the Note and Loan Agreement.

(e)           Notices.  Notices by Lender to Borrower to be effective shall be in writing (including by facsimile transmission), addressed or transmitted to Borrower at the address or facsimile number of Borrower set forth in the Loan Agreement, and shall be deemed to have been duly given or made in accordance with the terms and provisions of Section 10.6 of the Loan Agreement.

(f)            Governing Law.

(i)            THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING

TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii)           ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

CT Corporation Systems
111 Eighth Avenue, 13th Floor
New York, New York 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK

(WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

(g)           Agents.  Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(h)           Irrevocable Authorization and Instruction to Mortgage Borrower.  Borrower hereby authorizes and instructs Mortgage Borrower and any servicer of the Loan to comply with any instruction received by it from Lender in writing that is in accordance with the terms of this Agreement, without any other or further instructions from Borrower, and Borrower agrees that Mortgage Borrower and any servicer shall be fully protected in so complying, absent gross negligence, bad faith or willful misconduct.

(i)            Counterparts.  This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

(j)            WAIVER OF JURY TRIAL, DAMAGES, JURISDICTION.  BORROWER AND LENDER EACH HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DEALINGS BETWEEN BORROWER AND LENDER.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  BORROWER AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH BORROWER.  BORROWER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH WAIVER IS KNOWINGLY AND VOLUNTARILY GIVEN FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING EXCEPT BY A WRITING EXECUTED BY AUTHORIZED REPRESENTATIVES (WITH APPROPRIATE SUPPORTING DOCUMENTATION) OF BOTH PLEDGOR AND LENDER, THAT REFERS SPECIFICALLY TO THIS SECTION AND EXPRESSLY REVOKES THIS WAIVER, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS

AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, BORROWER SHALL AND HEREBY DOES SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM).  BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.  IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER BORROWER OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON BORROWER AT THE ADDRESS OF BORROWER AND TO THE ATTENTION OF SUCH PERSON AS SET FORTH IN THIS SECTION 19.

No claim may be made by Borrower against Lender, its affiliates and its respective directors, officers, employees, or attorneys for any special, indirect or consequential damages (“Special Damages”) in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of, or in any way related to the transactions contemplated or relationship established by this Agreement, or any act, omission or event occurring in connection herewith or therewith; and to the fullest extent permitted by law Borrower hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued and whether or not known or suspected to exist in its favor.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date set forth above.

BORROWER:

[INSERT BORROWER’S SIGNATURE BLOCK]

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:
Name:
Title:

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONSENT

[ISSUER] hereby acknowledges receipt of a copy of that certain Pledge and Security Agreement (the “Pledge Agreement”) granted by BEHERINGER HARVARD SANTA CLARA M, LLC (“Borrower”) to and for the benefit of Lender (as defined therein) and acknowledges that Borrower is bound thereby.  [ISSUER] agrees to notify Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

Dated:                           , 200

[ISSUER SIG BLOCK]

EXHIBIT B

FORM OF INSTRUCTION TO REGISTER PLEDGE

                        , 200

To:          [Issuer]

In accordance with the requirements of that certain Pledge and Security Agreement dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (the “Lender”) and BEHERINGER HARVARD SANTA CLARA M, LLC (the “Borrower”) (capitalized but undefined terms used herein as therein defined), you are hereby instructed to register the pledge of the following interests as follows:

All right, title and interest now owned or hereafter acquired by Borrower in the following:

(i)            All limited liability company membership interests, partnership interests, capital stock or other equity interests of, and all other right, title and interest now owned or hereafter acquired by Borrower in and to Issuer, together with (a) all additional membership interests, partnership interests, capital stock or other equity interests in, each Issuer and options, warrants, and other rights now or hereafter acquired by Borrower in respect of such membership interests, partnership interests, capital stock or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of each Issuer or otherwise) and all other property, rights or instruments of any description at any time issued or issuable as an addition to or in substitution for such membership interests, partnership interests, capital stock or other equity interests; (b) all certificates, instruments, or other writings representing or evidencing interests in Issuer, and all accounts and general intangibles arising out of, or in connection with, the interests in Issuer; (c) any and all moneys or property due and to become due to Borrower now or in the future in respect of the interests in Issuer, or to which Borrower may now or in the future be entitled in its capacity as a member, partner, shareholder or other equity holder of Issuer, whether by way of a dividend, distribution, return of capital or otherwise; (d) all other claims which Borrower now has or may in the future acquire in its capacity as a member, partner, shareholder or other equity holder of Issuer against Issuer and its property; and (e) all rights of Borrower under the Issuer Formation Agreement applicable to Issuer (and all other agreements, if any, to which Borrower is a party from time to time which relate to its ownership of the interests in Issuer), including, without limitation, all voting and consent rights of Borrower arising thereunder or otherwise in connection with Borrower’s ownership of the interests in Issuer (collectively, the “Pledged Interests”);

(ii)           all “accounts”, “general intangibles”, “payment intangibles”, “instruments” and “investment property” (in each case as defined in the Code) constituting or relating to the foregoing; and

(iii)          any Net Liquidation Proceeds After Debt Service allocable to the Pledged Interests; and

(iv)          to the extent not otherwise part of the Pledged Interests, all Proceeds, income and profits thereof and all property received in exchange or substitution thereof, of any of the foregoing property of Borrower.

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit C to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Collateral without further consent of, or notice to, Borrower.  Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Dated:                            , 2007

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:
Name:
Title:

[BORROWER SIG BLOCK]

EXHIBIT C

FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

                             , 2007

To:          CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

Pursuant to the requirements of that certain Pledge and Security Agreement dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (the “Lender”) and BEHRINGER HARVARD SANTA CLARA M, LLC, a Delaware limited liability company (the “Borrower”) (capitalized but undefined terms used herein as therein defined), this Confirmation Statement and Instruction Agreement relates to those ownership interests (the “Pledged Interests”), as further described on Schedule II to the Pledge Agreement, issued by                                (“Issuer”).

The Pledged Interests are not (i) “investment company securities” (within the meaning of Section 8-103 of the Uniform Commercial Code (the “Code”)) or (ii) dealt in or traded on securities exchanges or in securities markets.  All of the Pledged Interest or the Issuer Formation Agreement provides that it is a “security” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), the Issuer agrees as follows:

On the date hereof, the registered owner of 99% of the ownership interests in Behringer Santa Clara, LP and 100% of the membership interests in Behringer Santa Clara GP, LLC and the Pledged Interests is Borrower.

The registered pledgee of the Pledged Interests is:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

There are no liens of the Issuer on the Pledged Interests or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Code.  The Issuer has by book-entry registered the Pledged Interests in the name of the registered pledgee on or before                                  , 2007.  No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Interests.

Until the Debt is paid in full (exclusive of provisions which shall survive full payment), the Issuer agrees to:  (i) comply with the instructions of Lender sent in accordance with Section 18(h) of the Pledge Agreement, without any further consent from Borrower or any other Person, in respect of the Collateral; and (ii) disregard any request made by Borrower or any other person which contravenes the instructions of Lender with respect to the Collateral.  Notwithstanding anything in this paragraph, this confirmation statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Dated:                            , 200

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

[ISSUER SIG BLOCK]

ACKNOWLEDGED AND AGREED TO BY:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:
Name:
Title

[BORROWER SIGN BLOCK]

SCHEDULE I

Borrower	Chief Executive Office/Principal Place of Business	Type of Entity	Organizational Identification Number	Jurisdiction of Incorporation or Formation	Name under which Borrower does business, if other than its legal name	Date located at present address if less than six years
Behringer Harvard Santa Clara M, LLC	15601 Dallas Parkway, Suite 600, Addison, Texas 75001	Limited liability company	4342509	Delaware	None.	Since date of formation (4/27/07)

SCHEDULE II

ISSUER	OWNER	PERCENTAGE OF OWNERSHIP INTEREST
BEHRINGER HARVARD SANTA CLARA LP	BEHRINGER HARVARD SANTA CLARA M, LLC	99.9% of the partnership interest.

BEHRINGER HARVARD SANTA CLARA GP, LLC	BEHRINGER HARVARD SANTA CLARA M, LLC	100% of the membership interests.

SCHEDULE III

STOCK POWER

FOR VALUE RECEIVED, BEHRINGER HARVARD SANTA CLARA M, LLC, a Delaware limited liability company (“Borrower”) hereby sells, assigns and transfers unto CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, [99.9][100]% of the outstanding and issued [partnership][membership] interests of                                     , a                          (“Issuer”), standing in the name of Borrower on the books of Issuer represented by Certificate No.       and does hereby irrevocably constitute and appoint [                      ] to transfer the said shares on the books of Issuer with full power of substitution in the premises.

Dated:                                   , 200

[BORROWER SIGNATURE BLOCK]

By:
Name:
Title:

In the presence of:

Name:

SCHEDULE IV

(Delivered Certificates)

CERTIFICATE FOR

Certificate Number	[ ]% outstanding
interests

                                                    , a                                                      (the “Company”), hereby certifies that                                                        (the “Holder”) is the registered owner of [      ]% of the                                            in the Company (the “Interests”).  THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE INTERESTS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE                                          OF THE COMPANY, DATED AS OF                 , 200    , AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”).  THE TRANSFER OF THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT.  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement.  The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business.  The Company maintains books for the purpose or registering the transfer of Interests.

Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioner on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of                              without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by                                                its                                              as of the date set forth below.

Dated: , 200
Name:
Title:

REVERSE SIDE OF CERTIFICATE

REPRESENTED INTERESTS OF

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                      [print or typewrite the name of the transferee],                                            [insert Social Security Number or other taxpayer identification number of transferee], the following specified percentage of Interests:                                                      [identify percentage of Interests being transferred], and irrevocably constitutes and appoints                                            as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated: , 200	Signature:

(Transferor)

Address: